IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - x
                                          :
In re:                                    :    Chapter 11
                                          :
POLAROID CORPORATION,                     :    Case No. 01-10864 (PJW)
         et al.,                          :
                                          :    Jointly Administered
                           Debtors.       :
                                          :
- - - - - - - - - - - - - - - - - - - - - x

               NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
           PERIOD FROM SEPTEMBER 2, 2002 THROUGH SEPTEMBER 29, 2002


         PLEASE TAKE NOTICE that on December 30, 2002, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period from September 2, 2002 through September 29, 2002, attached hereto as Exhibit A (the "Monthly Operating Reports").

         PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        December 30, 2002


                                    /s/ Gregg M. Galardi
                                    ________________________________________
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                            - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                        & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                                  EXHIBIT A

                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                      FOR PERIOD ENDED September 29, 2002



Debtors Names:                                        Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America Corp.                           01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

     Balance Sheet
     Statement of Cash Receipts and Cash Disbursements
     Statement of Postpetition Taxes



along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in September 2002.)

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


                                                  /s/ K. R. Pond
Dated:   December 23, 2002                        _____________________________
                                                  Debtor in Possession

                                                  Title: President

                                                  Phone Number: (781) 386-2000

                             POLAROID CORPORATION
                             DEBTOR QUESTIONNAIRE
                                September 2002


Must be completed each month                                     Yes         No

1.   Have any assets been sold or transferred outside the                    No
     normal course of business this reporting period? If yes, provide an explanation below.

2.   Have any funds been disbursed from any account other                    No
     than a debtor in possession account this reporting period? If yes, provide an explanation below. Note: All cash disbursements for the month of September 2002 were made in the Polaroid Corporation (renamed Primary PDC,
     Inc.) entity. No other cash disbursements were made in September 2002 by the other Debtor companies.

3.   Have all postpetition tax returns been timely filed? If     Yes(A)
     no, provide an explanation below.

     (A) As previously reported in the December 2001 report to the Bankruptcy Court, Primary PDC, Inc. (formerly Polaroid Corporation), with the approval of the Court, sold its large government identification business assets to Digimarc Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC, Inc. who would not have to pay a sales tax on the sale.

     As of the date of this report, Primary PDC, Inc. has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Primary PDC, Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Primary PDC, Inc. expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Primary PDC, Inc. would owe the three states approximately $600,000 plus interest. Although Primary PDC, Inc. believes such an outcome would be unlikely, Primary PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.   Are workers compensation, general liability and other       Yes
     necessary insurance coverages in effect? If no, provide an explanation below.


                POLAROID CORPORATION                                                                                    Exhibit A
          PROFESSIONAL FEE PAYMENT SUMMARY



PROFESSIONAL VENDOR                                   Nov, 2001  Dec, 2001   Jan, 2002  Feb, 2002  Mar, 2002  Apr, 2002  May, 2002

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                     $965,791
Zolfo Cooper, LLC                                                                        340,166     225,000    304,000    286,000
KPMG LLP                                                                                                                   320,269
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                                                 335,796
Miller, Buckfire, Lewis
Donlin, Recano & Company, Inc.                          19,500                            85,611      25,000     30,000     55,000
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                                                                     264,468
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                   351,399                130,000    125,000
Groom Law Group
McShane                                                                                                           9,666     20,479
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC


                                                      -----------------------------------------------------------------------------
      TOTAL PROFESSIONAL VENDOR                        $19,500         $0        $0     $777,176  $1,551,587   $738,134   $806,748
                                                      -----------------------------------------------------------------------------


                                                      -----------------------------------------------------------------------------
TOTAL ORDINARY COURSE PROFESSIONAL VENDOR                   $0         $0       $8,400       $0         $0          $0     $12,768
                                                      -----------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                          $19,500         $0       $8,400  $777,176  $1,551,587   $738,134   $819,516
                                                      =============================================================================




PROFESSIONAL VENDOR - Continued                        June, 2002  July, 2002  August, 2002  Sept, 2002

Skadden, Arps, Slate, Meagher & Flom (Illinois)                      $552,209   $1,049,686
Zolfo Cooper, LLC                                        547,000      256,834      263,542     231,683
KPMG LLP                                                  14,953                    86,663
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                  711,204
Miller, Buckfire, Lewis
Donlin, Recano & Company, Inc.                            98,000                    118,285     24,558
Akin, Gump, Strauss, Hauer & Feld, L..L..P.              324,000      214,532       111,431    387,916
Young Conaway Stargatt & Taylor LLP                                         0
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.   130,000      378,601
Groom Law Group                                          200,000                                27,510
McShane                                                                               4,966      2,989
Greenberg Traurig LLP
Buck Consultants                                                                                13,884
Wind Down Associates, LLC


                                                      --------------------------------------------------
      TOTAL PROFESSIONAL VENDOR                       $1,313,953   $2,113,380   $1,634,573    $688,540
                                                      --------------------------------------------------


                                                      --------------------------------------------------
TOTAL ORDINARY COURSE PROFESSIONAL VENDOR                    $0        $0          $40,906     $91,785
                                                      --------------------------------------------------

                                                      --------------------------------------------------
      TOTAL ALL PROFESSIONALS                         $1,313,953   $2,113,380   $1,675,479    $780,325
                                                      ==================================================




                                                            Polaroid Corporation
                                                Statement of Cash Receipts and Disbursements
                                                  Period September 2 - September 29, 2002
                                                               (in U.S. $'s)



                                                     Beginning                                                  Ending
                                                        Book                     Transfers                        Book
Account Name                          Account #        Balance      Receipts     In/ (Out)     Disbursements     Balance

Bank of New York                      6903534891/  $12,312,045.8
                                     76001691637
Cash Receipts:

Account transfer
                                                                                $11,805.45
Tax/ escrow refunds                                                $351,699.00

Interest                                                            $10,588.55

Other recoveries

Cash Disbursements:

Professional fee payments
 (See Exhibit A)                                                                               $780,324.64

Management and transitional
  services                                                                                      $16,711.35

Other payments made pursuant to
  an order of the Court                                                                        $174,756.29

All other costs                                                                                 $33,213.21
                                                   --------------  ------------ -----------  --------------   --------------

Account subtotal at 09/29/02                       $12,312,045.79  $362,287.55   $11,805.45  $1,005,005.49    $11,681,133.30


JP Morgan Chase Tax Escrow Account    507-895053    $4,027,277.14

Cash Receipts:

Interest                                                             $4,128.53

Cash Disbursements:

Account transfer                                                                ($11,805.45)

Tax payments                                                                                        $0.00
                                                   --------------  ------------ -----------  --------------   --------------


Account subtotal at 09/29/02                        $4,027,277.14    $4,128.53  ($11,805.45)        $0.00      $4,019,600.22


                                                   --------------  ------------ -----------  --------------   --------------
Balance at September 29, 2002                      $16,339,322.93  $366,416.08        $0.00  $1,005,005.49    $15,700,733.52
                                                   ==============  ============ ===========  ==============   ==============


                                    Reconciling       Bank
Account Name                           Items         Balance

Bank of New York

Cash Receipts:

Account transfer

Tax/ escrow refunds

Interest

Other recoveries

Cash Disbursements:

Professional fee payments
 (See Exhibit A)

Management and transitional
  services

Other payments made pursuant to
  an order of the Court

All other costs
                                     ------------   --------------

Account subtotal at 09/29/02         $177,793.79    $11,858,927.09


JP Morgan Chase Tax Escrow Account

Cash Receipts:

Interest

Cash Disbursements:

Account transfer

Tax payments
                                     ------------   --------------


Account subtotal at 09/29/02                $0.00    $4,019,600.22


                                     ------------   --------------
Balance at September 29, 2002         $177,793.79   $15,878,527.31
                                     ============   ==============

CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 29, 2002
(in U.S. $'s)



ASSETS

TOTAL CASH                                                       15,700,734

NET RECEIVABLES - THIRD PARTY                                     1,852,421
NET RECEIVABLES - INTERCOMPANY                                            -
NET INVENTORIES                                                           -
TOTAL PREPAID EXPENSES                                                    -

                                                        --------------------
TOTAL CURRENT ASSETS                                             17,553,155
                                                        --------------------

NET FIXED ASSETS                                                          -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                                   -
OTHER NONCURRENT ASSETS                                             462,226

TOTAL NON-CURRENT ASSETS                                            462,226

                                                        --------------------
TOTAL ASSETS                                                     18,015,381
                                                        ====================


LIABILITIES
POST-PETITION NOTES                                                       -
POST-PETITION PAYABLES - THIRD PARTY                              4,976,532
POST-PETITION PAYABLES - INTERCOMPANY                                     -
TOTAL POST-PETITION ACCRUALS                                        795,478

                                                        --------------------
TOTAL POST-PETITION CURRENT LIABILITIES                           5,772,010

TOTAL POST-PETITION NON-CURRENT LIABILITI                                 -

TOTAL PREPETITION LIABILITIES                                   860,978,847

                                                        --------------------
TOTAL LIABILITIES                                               866,750,857

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                         (848,735,476)

                                                        --------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                           18,015,381
                                                        ====================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 29, 2002
(in U.S. $'s)

                                                 Polaroid        Polaroid Latin     Polaroid Asia
                                               Corporation        America Corp.      Pacific Ltd.      Inner City, Inc.
ASSETS
TOTAL CASH                                           15,700,734                 -                  -                    -

NET RECEIVABLES - THIRD PARTY                         1,852,421                 -                  -                    -
NET RECEIVABLES - INTERCOMPANY                                -                 -                  -                    -
NET INVENTORIES                                               -                 -                  -                    -
TOTAL PREPAID EXPENSES                                        -                 -                  -                    -

                                           -------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                 17,553,155                 -                  -                    -
                                           -------------------------------------------------------------------------------

NET FIXED ASSETS                                              -                 -                  -                    -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI              78,611,939                 -                  -                    -
OTHER NONCURRENT ASSETS                                 462,226                 -                  -                    -

TOTAL NON-CURRENT ASSETS                             79,074,165                 -                  -                    -

                                           -------------------------------------------------------------------------------
TOTAL ASSETS                                         96,627,320                 -                  -                    -
                                           ===============================================================================


LIABILITIES
POST-PETITION NOTES                                           -                 -                  -                    -
POST-PETITION PAYABLES - THIRD PARTY                  4,976,532                 -                  -                    -
POST-PETITION PAYABLES - INTERCOMPANY                         -                 -                  -                    -
TOTAL POST-PETITION ACCRUALS                            795,478                 -                  -                    -

                                           -------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES               5,772,010                 -                  -                    -

TOTAL POST-PETITION NON-CURRENT LIABILITI                     -                 -                  -                    -

TOTAL PREPETITION LIABILITIES                       859,600,046           202,165             64,705               77,106

                                           -------------------------------------------------------------------------------
TOTAL LIABILITIES                                   865,372,056           202,165             64,705               77,106

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)             (768,744,736)         (202,165)           (64,705)             (77,106)

                                           -------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)               96,627,320                 0                  -                    -
                                           ===============================================================================

(Table Continued)

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 29, 2002
(in U.S. $'s)

                                               Polaroid       Polaroid Digital       Polaroid ID           Polaroid
                                             Eyewear, Inc.    Solutions, Inc.       Systems, Inc.       Malaysia, Ltd.
ASSETS
TOTAL CASH                                                -                    -                   -                     -

NET RECEIVABLES - THIRD PARTY                             -                    -                   -                     -
NET RECEIVABLES - INTERCOMPANY                            -                    -                   -                     -
NET INVENTORIES                                           -                    -                   -                     -
TOTAL PREPAID EXPENSES                                    -                    -                   -                     -

                                           ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                      -                    -                   -                     -
                                           ----------------------------------------------------------------------------------

NET FIXED ASSETS                                          -                    -                   -                     -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                   -                    -                   -                     -
OTHER NONCURRENT ASSETS                                   -                    -                   -                     -

TOTAL NON-CURRENT ASSETS                                  -                    -                   -                     -

                                           ----------------------------------------------------------------------------------
TOTAL ASSETS                                              -                    -                   -                     -
                                           ==================================================================================


LIABILITIES
POST-PETITION NOTES                                       -                    -                   -                     -
POST-PETITION PAYABLES - THIRD PARTY                      -                    -                   -                     -
POST-PETITION PAYABLES - INTERCOMPANY                     -                    -                   -                     -
TOTAL POST-PETITION ACCRUALS                              -                    -                   -                     -

                                           ----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                   -                    -                   -                     -

TOTAL POST-PETITION NON-CURRENT LIABILITI                 -                    -                   -                     -

TOTAL PREPETITION LIABILITIES                             -                    -             828,812               199,078

                                           ----------------------------------------------------------------------------------
TOTAL LIABILITIES                                         -                    -             828,812               199,078

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                    -                    -            (828,812)             (199,078)

                                           ----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                    -                    -                   -                     -
                                           ==================================================================================
(Table Continued)

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 29, 2002
(in U.S. $'s)

                                                 Sub Debt                 PRD                 PRD          Polaroid Memorial
                                              Partners Corp.        Investment, Inc.     Capital, Inc.         Drive LLC
ASSETS
TOTAL CASH                                                     -                      -               -                       -

NET RECEIVABLES - THIRD PARTY                                  -                      -               -                       -
NET RECEIVABLES - INTERCOMPANY                                 -                      -               -                       -
NET INVENTORIES                                                -                      -               -                       -
TOTAL PREPAID EXPENSES                                         -                      -               -                       -

                                           -------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                           -                      -               -                       -
                                           -------------------------------------------------------------------------------------

NET FIXED ASSETS                                               -                      -               -                       -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                      -                      -               -                       -
OTHER NONCURRENT ASSETS                                        -                      -               -                       -

TOTAL NON-CURRENT ASSETS                                       -                      -               -                       -

                                           -------------------------------------------------------------------------------------
TOTAL ASSETS                                                   -                      -               -                       -
                                           =====================================================================================


LIABILITIES
POST-PETITION NOTES                                            -                      -               -                       -
POST-PETITION PAYABLES - THIRD PARTY                           -                      -               -                       -
POST-PETITION PAYABLES - INTERCOMPANY                          -                      -               -                       -
TOTAL POST-PETITION ACCRUALS                                   -                      -               -                       -

                                           -------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                        -                      -               -                       -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                    -                      -               -                       -

TOTAL PREPETITION  LIABILITIES                               673                      -               -                       -

                                           -------------------------------------------------------------------------------------
TOTAL LIABILITIES                                            673                      -               -                       -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                      (673)                     -               -                       -

                                           -------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                         -                      -               -                       -
                                           =====================================================================================
(Table Continued)

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 29, 2002
(in U.S. $'s)
                                                                                 Polaroid Asia
                                               Polaroid                             Pacific                         International
                                            Partners, Inc.    Polint, Inc.    International, Inc.    PMC, Inc.     Polaroid Corp.
ASSETS
TOTAL CASH                                                 -               -                      -            -

NET RECEIVABLES - THIRD PARTY                              -               -                      -            -
NET RECEIVABLES - INTERCOMPANY                             -               -                      -            -
NET INVENTORIES                                            -               -                      -            -
TOTAL PREPAID EXPENSES                                     -               -                      -            -

                                           ---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                       -               -                      -            -
                                           ---------------------------------------------------------------------------------------

NET FIXED ASSETS                                           -               -                      -            -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                  -               -                      -            -
OTHER NONCURRENT ASSETS                                    -               -                      -            -

TOTAL NON-CURRENT ASSETS                                   -               -                      -            -

                                           ---------------------------------------------------------------------------------------
TOTAL ASSETS                                               -               -                      -            -
                                           =======================================================================================


LIABILITIES
POST-PETITION NOTES                                        -               -                      -            -
POST-PETITION PAYABLES - THIRD PARTY                       -               -                      -            -
POST-PETITION PAYABLES - INTERCOMPANY                      -               -                      -            -
TOTAL POST-PETITION ACCRUALS                               -               -                      -            -

                                           ---------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                    -               -                      -            -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                -               -                      -            -

TOTAL PREPETITION LIABILITIES                              -               -                  6,034          228

                                           ---------------------------------------------------------------------------------------
TOTAL LIABILITIES                                          -               -                  6,034          228

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                     -               -                 (6,034)        (228)

                                           ---------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                     -               -                      -            -
                                           =======================================================================================
(Table Continued)

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 29, 2002
(in U.S. $'s)
                                                                                                       Polaroid
                                            Mag Media,       Polaroid Eyewear      Polaroid Dry         Online
                                              Limited         Far East Inc.        Imaging LLC      Services, Inc.
ASSETS
TOTAL CASH                                              -                      -                -                   -

NET RECEIVABLES - THIRD PARTY                           -                      -                -                   -
NET RECEIVABLES - INTERCOMPANY                          -                      -                -                   -
NET INVENTORIES                                         -                      -                -                   -
TOTAL PREPAID EXPENSES                                  -                      -                -                   -

                                           ------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                    -                      -                -                   -
                                           ------------------------------------------------------------------------------

NET FIXED ASSETS                                        -                      -                -                   -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES               -                      -                -                   -
OTHER NONCURRENT ASSETS                                 -                      -                -                   -

TOTAL NON-CURRENT ASSETS                                -                      -                -                   -

                                           ------------------------------------------------------------------------------
TOTAL ASSETS                                            -                      -                -                   -
                                           ==============================================================================


LIABILITIES
POST-PETITION NOTES                                     -                      -                -                   -
POST-PETITION PAYABLES - THIRD PARTY                    -                      -                -                   -
POST-PETITION PAYABLES - INTERCOMPANY                   -                      -                -                   -
TOTAL POST-PETITION ACCRUALS                            -                      -                -                   -

                                           ------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                 -                      -                -                   -

TOTAL POST-PETITION NON-CURRENT LIABILITIES             -                      -                -                   -

TOTAL PREPETITION  LIABILITIES                          -                      -                -                   -

                                           ------------------------------------------------------------------------------
TOTAL LIABILITIES                                       -                      -                -                   -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                  -                      -                -                   -

                                           ------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                  -                      -                -                   -
                                           ==============================================================================
(Table Continued)

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of September 29, 2002
(in U.S. $'s)


                                            Subtotal          US Adjustments       Eliminations            Total
ASSETS
TOTAL CASH                                      15,700,734                     -                 -            15,700,734

NET RECEIVABLES - THIRD PARTY                    1,852,421                     -                 -             1,852,421
NET RECEIVABLES - INTERCOMPANY                           -                     -                 -                     -
NET INVENTORIES                                          -                     -                 -                     -
TOTAL PREPAID EXPENSES                                   -                     -                 -                     -

                                           ------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            17,553,155                     -                 -            17,553,155
                                           ------------------------------------------------------------------------------

NET FIXED ASSETS                                         -                     -                 -                     -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES       78,611,939           (78,461,939)         (150,000)                   (0)
OTHER NONCURRENT ASSETS                            462,226                     -                 -               462,226

TOTAL NON-CURRENT ASSETS                        79,074,165           (78,461,939)         (150,000)              462,226

                                           ------------------------------------------------------------------------------
TOTAL ASSETS                                    96,627,320           (78,461,939)         (150,000)           18,015,381
                                           ==============================================================================


LIABILITIES
POST-PETITION NOTES                                      -                     -                 -                     -
POST-PETITION PAYABLES - THIRD PARTY             4,976,532                     -                 -             4,976,532
POST-PETITION PAYABLES - INTERCOMPANY                    -                     -                 -                     -
TOTAL POST-PETITION ACCRUALS                       795,478                     -                 -               795,478

                                           ------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES          5,772,010                     -                 -             5,772,010

TOTAL POST-PETITION NON-CURRENT LIABILITIES              -                     -                 -                     -

TOTAL PREPETITION  LIABILITIES                 860,978,847                     -                 -           860,978,847

                                           ------------------------------------------------------------------------------
TOTAL LIABILITIES                              866,750,857                     -                 -           866,750,857

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)        (770,123,537)          (78,461,939)         (150,000)         (848,735,476)

                                           ------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)          96,627,320           (78,461,939)         (150,000)           18,015,381
                                           ==============================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of September 29, 2002
(in U.S. $'s)

                                                Polaroid          Polaroid Latin       Polaroid Asia
                                               Corporation        America Corp.        Pacific Ltd.        Inner City, Inc.

                                           ------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                     17,858,030                    -                   -                      -
     Non-Interest Overdrafts                                 -                    -                   -                      -
     Current Long-Term Debt                        573,900,990                    -                   -                      -
                                           ------------------------------------------------------------------------------------
PRE-PETITION NOTES                                 591,759,019                    -                   -                      -

Pre-Petition Payables
     Trade Accounts Payable                         58,663,695              162,520                   -                 77,106
     Interco Payables-US to Foreign                          -                    -                   -                      -
     Interco Payables-Foreign to US                          -                    -                   -                      -
     Interco Payables-Domestic Subs                          -                    -                   -                      -
     Interco Payables-Foreign Subs                           -                    -                   -                      -
                                           ------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                         58,663,695              162,520                   -                 77,106

Pre-Petition Accruals:
     Reserve Restructuring                          11,452,323                    -                   -                      -
     Accrued Payroll & Related Expenses              8,692,842                    -              64,705                      -
     Accrued Tax & Gov't Accounts                            -                    -                   -                      -
     Accrued Income Taxes                              (17,456)                   -                   -                      -
     Deferred Income Tax - Current                           -                    -                   -                      -
     Accrued Warranty                                        -                    -                   -                      -
     Other Accrued Liabilities                      48,992,819               31,007                   -                      -
     Post-Retirement Medical                                 -                    -                   -                      -
     Post-Employment Benefits                                -                    -                   -                      -
     Other Accrued Taxes                            11,984,603                    -                   -                      -
                                           ------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                         81,105,132               31,007              64,705                      -

                                           ------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES             731,527,846              193,527              64,705                 77,106
                                           ------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                 -                    -                   -                      -
     Post-Employment Benefits                       31,510,165                    -                   -                      -
     Long-Term Debt                                          -                    -                   -                      -
     Deferred Taxes                                  1,891,782                8,639                   -                      -
     Other                                          94,670,253                    -                   -                      -
                                           ------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES         128,072,199                8,639                   -                      -

                                           ------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                     859,600,046              202,165              64,705                 77,106
                                           ====================================================================================


(Table Continued)

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of September 29, 2002
(in U.S. $'s)

                                             Polaroid           Polaroid Digital         Polaroid ID            Polaroid
                                           Eyewear, Inc.        Solutions, Inc.         Systems, Inc.        Malaysia, Ltd.

                                          --------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                           -                        -                    -                     -
     Non-Interest Overdrafts                              -                        -                    -                     -
     Current Long-Term Debt                               -                        -                    -                     -
                                          --------------------------------------------------------------------------------------
PRE-PETITION NOTES                                        -                        -                    -                     -

Pre-Petition Payables
     Trade Accounts Payable                               -                        -              614,635                     -
     Interco Payables-US to Foreign                       -                        -                    -                     -
     Interco Payables-Foreign to US                       -                        -                    -                     -
     Interco Payables-Domestic Subs                       -                        -                    -                     -
     Interco Payables-Foreign Subs                        -                        -                    -                     -
                                          --------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                               -                        -              614,635                     -

Pre-Petition Accruals:
     Reserve Restructuring                                -                        -                    -                     -
     Accrued Payroll & Related Expenses                   -                        -                    -                     -
     Accrued Tax & Gov't Accounts                         -                        -                    -                     -
     Accrued Income Taxes                                 -                        -              214,177               199,078
     Deferred Income Tax - Current                        -                        -                    -                     -
     Accrued Warranty                                     -                        -                    -                     -
     Other Accrued Liabilities                            -                        -                    -                     -
     Post-Retirement Medical                              -                        -                    -                     -
     Post-Employment Benefits                             -                        -                    -                     -
     Other Accrued Taxes                                  -                        -                    -                     -
                                          --------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                               -                        -              214,177               199,078

                                          --------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                    -                        -              828,812               199,078
                                          --------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                              -                        -                    -                     -
     Post-Employment Benefits                             -                        -                    -                     -
     Long-Term Debt                                       -                        -                    -                     -
     Deferred Taxes                                       -                        -                    -                     -
     Other                                                -                        -                    -                     -
                                          --------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                -                        -                    -                     -

                                          --------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                            -                        -              828,812               199,078
                                          ======================================================================================


(Table Continued)

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of September 29, 2002
(in U.S. $'s)

                                               Sub Debt                  PRD                   PRD             Polaroid Memorial
                                            Partners Corp.        Investment, Inc.        Capital, Inc.            Drive LLC

                                          ---------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                             -                         -                 -
     Non-Interest Overdrafts                                -                         -                 -
     Current Long-Term Debt                                 -                         -                 -
                                          ---------------------------------------------------------------------------------------
PRE-PETITION NOTES                                          -                         -                 -

Pre-Petition Payables
     Trade Accounts Payable                                 -                         -                 -
     Interco Payables-US to Foreign                         -                         -                 -
     Interco Payables-Foreign to US                         -                         -                 -
     Interco Payables-Domestic Subs                         -                         -                 -
     Interco Payables-Foreign Subs                          -                         -                 -
                                          ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                 -                         -                 -

Pre-Petition Accruals:
     Reserve Restructuring                                  -                         -                 -
     Accrued Payroll & Related Expenses                     -                         -                 -
     Accrued Tax & Gov't Accounts                           -                         -                 -
     Accrued Income Taxes                                   -                         -                 -
     Deferred Income Tax - Current                          -                         -                 -
     Accrued Warranty                                       -                         -                 -
     Other Accrued Liabilities                            673                         -                 -
     Post-Retirement Medical                                -                         -                 -
     Post-Employment Benefits                               -                         -                 -
     Other Accrued Taxes                                    -                         -                 -
                                          ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                               673                         -                 -

                                          ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                    673                         -                 -
                                          ---------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                -                         -                 -
     Post-Employment Benefits                               -                         -                 -
     Long-Term Debt                                         -                         -                 -
     Deferred Taxes                                         -                         -                 -
     Other                                                  -                         -                 -
                                          ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                  -                         -                 -

                                          ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                            673                         -                 -
                                          =======================================================================================


(Table Continued)

POLAROID CORPORATION AND DEBTOR SUBSIDIARY
Schedule of Pre-petition Liabilities
As of September 29, 2002
(in U.S. $'s)
                                                                                    Polaroid Asia
                                              Polaroid                                 Pacific
                                           Partners, Inc.      Polint, Inc.      International, Inc.      PMC, Inc.

                                          ------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                            -                 -                        -              -
     Non-Interest Overdrafts                               -                 -                        -              -
     Current Long-Term Debt                                -                 -                        -              -
                                          ------------------------------------------------------------------------------
PRE-PETITION NOTES                                         -                 -                        -              -

Pre-Petition Payables
     Trade Accounts Payable                                -                 -                        -              -
     Interco Payables-US to Foreign                        -                 -                        -              -
     Interco Payables-Foreign to US                        -                 -                        -              -
     Interco Payables-Domestic Subs                        -                 -                        -              -
     Interco Payables-Foreign Subs                         -                 -                        -              -
                                          ------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                -                 -                        -              -

Pre-Petition Accruals:
     Reserve Restructuring                                 -                 -                        -              -
     Accrued Payroll & Related Expenses                    -                 -                    6,034              -
     Accrued Tax & Gov't Accounts                          -                 -                        -              -
     Accrued Income Taxes                                  -                 -                        -            228
     Deferred Income Tax - Current                         -                 -                        -              -
     Accrued Warranty                                      -                 -                        -              -
     Other Accrued Liabilities                             -                 -                        -              -
     Post-Retirement Medical                               -                 -                        -              -
     Post-Employment Benefits                              -                 -                        -              -
     Other Accrued Taxes                                   -                 -                        -              -
                                          ------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                -                 -                    6,034            228

                                          ------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                     -                 -                    6,034            228
                                          ------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                               -                 -                        -              -
     Post-Employment Benefits                              -                 -                        -              -
     Long-Term Debt                                        -                 -                        -              -
     Deferred Taxes                                        -                 -                        -              -
     Other                                                 -                 -                        -              -
                                          ------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                 -                 -                        -              -

                                          ------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                             -                 -                    6,034            228
                                          ==============================================================================


(Table Continued)

POLAROID CORPORATION AND DEBTOR SUBSIDIARY
Schedule of Pre-petition Liabilities
As of September 29, 2002
(in U.S. $'s)

                                           Internationa       Mag Media,         Polaroid Eyewear         Polaroid Dry
                                            olaroid Cor         Limited            Far East Inc.           Imaging LLC

                                          ----------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                          -                 -                         -                   -
     Non-Interest Overdrafts                             -                 -                         -                   -
     Current Long-Term Debt                              -                 -                         -                   -
                                          ----------------------------------------------------------------------------------
PRE-PETITION NOTES                                       -                 -                         -                   -

Pre-Petition Payables
     Trade Accounts Payable                              -                 -                         -                   -
     Interco Payables-US to Foreign                      -                 -                         -                   -
     Interco Payables-Foreign to US                      -                 -                         -                   -
     Interco Payables-Domestic Subs                      -                 -                         -                   -
     Interco Payables-Foreign Subs                       -                 -                         -                   -
                                          ----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                              -                 -                         -                   -

Pre-Petition Accruals:
     Reserve Restructuring                               -                 -                         -                   -
     Accrued Payroll & Related Expenses                  -                 -                         -                   -
     Accrued Tax & Gov't Accounts                        -                 -                         -                   -
     Accrued Income Taxes                                -                 -                         -                   -
     Deferred Income Tax - Current                       -                 -                         -                   -
     Accrued Warranty                                    -                 -                         -                   -
     Other Accrued Liabilities                           -                 -                         -                   -
     Post-Retirement Medical                             -                 -                         -                   -
     Post-Employment Benefits                            -                 -                         -                   -
     Other Accrued Taxes                                 -                 -                         -                   -
                                          ----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                              -                 -                         -                   -

                                          ----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                   -                 -                         -                   -
                                          ----------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                             -                 -                         -                   -
     Post-Employment Benefits                            -                 -                         -                   -
     Long-Term Debt                                      -                 -                         -                   -
     Deferred Taxes                                      -                 -                         -                   -
     Other                                               -                 -                         -                   -
                                          ----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES               -                 -                         -                   -

                                          ----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                           -                 -                         -                   -
                                          ==================================================================================


(Table Continued)

POLAROID CORPORATION AND DEBTOR SUBSIDIARY
Schedule of Pre-petition Liabilities
As of September 29, 2002
(in U.S. $'s)
                                                Polaroid
                                                 Online
                                             Services, Inc.    Subtotal     US Adjustments         Eliminations        Total

                                          ---------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                       -          17,858,030             -                  -          17,858,030
     Non-Interest Overdrafts                          -                   -             -                  -                   -
     Current Long-Term Debt                           -         573,900,990             -                  -         573,900,990
                                          ---------------------------------------------------------------------------------------
PRE-PETITION NOTES                                    -         591,759,019             -                  -         591,759,019

Pre-Petition Payables
     Trade Accounts Payable                           -          59,517,956             -                  -          59,517,956
     Interco Payables-US to Foreign                   -                   -             -                  -                   -
     Interco Payables-Foreign to US                   -                   -             -                  -                   -
     Interco Payables-Domestic Subs                   -                   -             -                  -                   -
     Interco Payables-Foreign Subs                    -                   -             -                  -                   -
                                          ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                           -          59,517,956             -                  -          59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                            -          11,452,323             -                  -          11,452,323
     Accrued Payroll & Related Expenses               -           8,763,581             -                  -           8,763,581
     Accrued Tax & Gov't Accounts                     -                   -             -                  -                   -
     Accrued Income Taxes                             -             396,027             -                  -             396,027
     Deferred Income Tax - Current                    -                   -             -                  -                   -
     Accrued Warranty                                 -                   -             -                  -                   -
     Other Accrued Liabilities                        -          49,024,499             -                  -          49,024,499
     Post-Retirement Medical                          -                   -             -                  -                   -
     Post-Employment Benefits                         -                   -             -                  -                   -
     Other Accrued Taxes                              -          11,984,603             -                  -          11,984,603
                                          ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                           -          81,621,033             -                  -          81,621,033

                                          ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                -         732,898,009             -                  -         732,898,009
                                          ---------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                          -                   -             -                  -                   -
     Post-Employment Benefits                         -          31,510,165             -                  -          31,510,165
     Long-Term Debt                                   -                   -             -                  -                   -
     Deferred Taxes                                   -           1,900,421             -                  -           1,900,421
     Other                                            -          94,670,253             -                  -          94,670,253
                                          ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES            -         128,080,838             -                  -         128,080,838

                                          ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                        -         860,978,847             -                  -         860,978,847
                                          =======================================================================================


Polaroid Corporation
Statement of Operations and Taxes
For the period 9/1/02 - 9/29/02
(in U.S.$'s)

Debtor Name:                     Polaroid Corporation
Case No:                         01-10864





Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in September 2002.


                                                    Business Banking Statement
[The Bank of New York Letterhead]                   Period:     08/31/02 to 09/30/02
                                                    Page:       1 of 4
                                                    Enclosures: 55


                                         PRIMARY PDC, INC
                                         1265 MAIN ST
                                         WALTHAM, MA  02451-1743


-------------------------------------------------------------------------------------------------------------------------------
Summary                Account Type                Account No.                   Assets             Loans     Credit Available
of                     Checking Account            690-3534891               155,000.00
Accounts               Mutual Fund                 76001691637            11,703,927.09
                      ---------------------------------------------------------------------------------------------------------
                       TOTAL                                              11,858,927.09               .00                  .00
                      ---------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


Mutual                 MUTUAL FUNDS
Fund                   o   are NOT insured by the FDIC
Information            o   are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                       o   are subject to Investment risks, including possible loss of principal amount invested.

-------------------------------------------------------------------------------------------------------------------------------
                        Activity                                                                        Account No. 690-3534891
Check
Invest

                        Date        Description                          Debits                Credits            Balance
                        ---------------------------------------------------------------------------------------------------
                        08/31       OPENING BALANCE                                                              155,000.00
                        ---------------------------------------------------------------------------------------------------
                        09/03       B/O:PRIMARY PDC INC CMF                                     11,805.45        166,805.45
                                    OF 02/09/03
                        09/03       2 CHECKS                            10,819.15-                               155,986.30
                        09/03       CHECKINVEST TRANSFER                   986.30-                               155,000.00
                        09/05       1 CHECK                            263,542.08-                              108,542.08-
                        09/05       CHECKINVEST TRANSFER                                       263,542.08        155,000.00
                        09/06       2 CHECKS                            24,078.33-                               130,921.67
                        09/06       CHECKINVEST TRANSFER                                        24,078.33        155,000.00
                        09/09       6 CHECKS                         1,152,565.29-                              997,565.29-
                        09/09       CHECKINVEST TRANSFER                                     1,152,565.29        155,000.00
                        09/10       4 CHECKS                           135,212.23-                                19,787.77
                        09/10       CHECKINVEST TRANSFER                                       135,212.23        155,000.00
                        09/11       3 CHECKS                             3,565.03-                               151,434.97
                        09/11       CHECKINVEST TRANSFER                                         3,565.03        155,000.00
                        09/12       2 CHECKS                           118,162.86-                                36,837.14
                        09/12       CHECKINVEST TRANSFER                                       118,162.86        155,000.00
                        09/13       1 CHECK                                615.61-                               154,384.39
                        09/13       CHECKINVEST TRANSFER                                           615.61        155,000.00
                        09/16       6 CHECKS                            33,558.62-                               121,441.38
                        09/16       CHECKINVEST TRANSFER                                        33,558.62        155,000.00
                        09/17       4 CHECKS                             6,000.00-                               149,000.00


JPMorganChase                           MONEY MARKET ACCOUNT INTEREST ADVICE
                                                                        Please retain this  to facilitate account reconciliation
---------------------------------------------------------------------------------------------------------------------------------

POLAROID-OEP IMAGING CORPORATION                         JPMorgan Chase Bank
JPMORGAN CHASE BANK                                      Capital Markets Fiduciary Services
ITS/SHARON CHUT-KHAN, RM                                 450 West 33RD Street
450 WEST 33RD STREET, 15TH FLOOR                         New York, New York  10001
NEW YORK NY 10001                                       -------------------------------------------------------------------------
                                                         Account Number      Period Date                Advice Date
                                                            000507895053     09-01-02 - 09-30-02          OCTOBER 1, 2002
---------------------------------------------------------------------------------------------------------------------------------
                  ------------R A T E-----------
    DATE             1 DAY                YEAR         CLOSING BALANCE     DAILY INTEREST EARNED    CUMULATIVE INTEREST
--------------------------------------------------------------------------- ----------------------  ----------------------
  01 - SEP        0.0035890               1.31%         4,027,277.14              144.54                  144.54
  02 - SEP        0.0035890               1.31%         4,027,277.14              144.54                  289.08
  03 - SEP        0.0037534               1.37%         4,015,471.69              150.72                  439.80
  04 - SEP        0.0033972               1.24%         4,015,471.69              136.42                  576.21
  05 - SEP        0.0034246               1.25%         4,015,471.69              137.52                  713.73

  06- SEP         0.0033150               1.21%         4,015,471.69              133.12                  846.85
  07 - SEP        0.0033150               1.21%         4,015,471.69              133.12                  979.96
  08 - SEP        0.0033150               1.21%         4,015,471.69              133.12                 1,113.08
  09 - SEP        0.0034520               1.26%         4,015,471.69              138.62                 1,251.69
  10 - SEP        0.0033972               1.24%         4,015,471.69              136.42                 1,388.11

  11 - SEP        0.0033424               1.22%         4,015,471.69              134.22                 1,522.33
  12 - SEP        0.0033972               1.24%         4,015,471.69              136.42                 1,658.74
  13 - SEP        0.0033424               1.22%         4,015,471.69              134.22                 1,792.96
  14 - SEP        0.0033424               1.22%         4,015,471.69              134.22                 1,927.17
  15 - SEP        0.0033424               1.22%         4,015,471.69              134.22                 2,061.39

  16 - SEP        0.0036438               1.33%         4,015,471.69              146.32                 2,207.71
  17 - SEP        0.0033424               1.22%         4,015,471.69              134.22                 2,341.92
  18 - SEP        0.0032328               1.18%         4,015,471.69              129.82                 2,471.74
  19 - SEP        0.0032602               1.19%         4,015,471.69              130.92                 2,602.65
  20 - SEP        0.0032876               1.20%         4,015,471.69              132.02                 2,734.67

  21 - SEP        0.0032876               1.20%         4,015,471.69              132.02                 2,866.68
  22 - SEP        0.0032876               1.20%         4,015,471.69              132.02                 2,998.70
  23 - SEP        0.0033972               1.24%         4,015,471.69              136.42                 3,135.12
  24 - SEP        0.0034246               1.25%         4,015,471.69              137.52                 3,272.63
  25 - SEP        0.0035342               1.29%         4,015,471.69              141.92                 3,414.55

  26 - SEP        0.0035616               1.30%         4,015,471.69              143.02                 3,557.57
  27 - SEP        0.0035068               1.28%         4,015,471.69              140.82                 3,698.38
  28 - SEP        0.0035068               1.28%         4,015,471.69              140.82                 3,839.20
  29 - SEP        0.0035068               1.28%         4,015,471.69              140.82                 3,980.01
  30 - SEP        0.0036986               1.35%         4,019,600.22              148.52                 4,128.53

           TOTAL INTEREST CREDITED FOR THIS PERIOD:                    4,128.53

                                  EXHIBIT B

                                              Exhibit B

                              Monthly Operating Reports Service Parties

Kevin Pond                                  William H. Sudell, Jr., Esq.
Polaroid Corporation                        Morris Nichols, Arsht & Tunnell
f/k/a Primary PDC, Inc.                     1201 North Market Street
1265 Main Street                            Wilmington, DE 19899
Waltham, MA 02451                           By Hand-Delivery
By Overnight Courier
                                            Scott D. Cousins, Esq.
Mark Kenney, Esq.                           Scott Salerni, Esq.
Office of the U.S. Trustee                  Greenberg Traurig, LLP
844 King Street                             The Brandywine Building
Wilmington, DE  19899                       1000 West Street, Suite 1540
By Hand-Delivery                            Wilmington, DE 19801
                                            By Hand-Delivery
Brendan Linehan Shannon, Esq.
Young Conaway Stargatt & Taylor             Alfred A. Gray, Jr., Esq.
LLP                                         Greenberg Traurig, LLP
The Brandywine Building, 17th               One International Place
Floor                                       Third Floor
1000 West Street                            Boston, MA 02110
P.O. Box 391                                By Overnight Courier
Wilmington, DE 19899
By Hand-Delivery                            Patricia Schrage, Esq.
                                            Securities & Exchange Commis
Fred Hodara, Esq.                           sion
Philip Dublin, Esq.                         New York Office
Akin, Gump, Strauss, Hauer                  Branch/Reorganization
  & Feld, L.L.P.                            233 Broadway
590 Madison Avenue                          New York, NY  10279
New York, NY 10022                          By Overnight Courier
By Overnight Courier

Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
By Overnight Courier

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
By Overnight Courier